Exhibit 10.1

ADDENDUM NO. 2

to the

AUTOMOBILE QUOTA SHARE REINSURANCE CONTRACT

Effective: December 31, 2013

(the “Contract”)

issued to

AFFIRMATIVE INSURANCE COMPANY

Burr Ridge, Illinois

(the “Company”)

by

THE SUBSCRIBING REINSURER(S) IDENTIFIED

IN THE INTERESTS AND LIABILITIES AGREEMENT(S)

ATTACHED TO AND FORMING PART OF THE CONTRACT

(the “Reinsurer”)

Effective December 31, 2013, paragraph C of Article 2 – Term – shall be deleted.

All other terms and conditions of the Contract shall remain unchanged.

Effective: December 31, 2013	DOC: May 22, 2014
U4VT0008	Addendum No. 2
Effective: December 31, 2013

ENDORSEMENT NO. 2

to the

INTERESTS AND LIABILITIES AGREEMENT

Effective: December 31, 2013

(the “Agreement”)

of

ACE AMERICAN INSURANCE COMPANY

(the “Subscribing Reinsurer”)

with respect to the

AUTOMOBILE QUOTA SHARE REINSURANCE CONTRACT

Effective: December 31, 2013

(the “Contract”)

issued to

AFFIRMATIVE INSURANCE COMPANY

Burr Ridge, Illinois

(the “Company”)

Addendum No. 2 to the Contract shall form part of the Contract effective December 31, 2013.

Effective December 31, 2013, as respects the Subscribing Reinsurer’s participation in the Contract, the following shall apply:

1.	Paragraph A of Article 2 – Term (as previously amended by Addendum No. 1 to the Contract) – is amended to read:

A.	This Contract shall take effect on December 31, 2013 and shall remain in effect until July 1, 2014, applying to losses commencing during the term of this Contract.

2.	The following Commission Adjustment shall apply in lieu of Article 12 – Commission Adjustment (as previously amended by the Interests and Liabilities Agreement of the Subscribing Reinsurer, Addendum No. 1 to the Contract, Endorsement No. 1 to the Interests and Liabilities Agreement of the Subscribing Reinsurer):

A.	The provisional commission allowed the Company shall be adjusted in accordance with the provisions set forth herein for each Accounting Period as hereinafter defined.

Effective: December 31, 2013		DOC: May 22, 2014
U4VT0008 (ACE)	1 of 4	Endorsement No. 2
Effective: December 31, 2013

The adjusted commission rate shall be calculated as follows and be applied to Net Premiums Earned for the Accounting Period under consideration:

1.	As respects the First Accounting Period, the following shall apply:

a.	if the ratio of Losses Incurred to Net Premiums Earned is 73.0% or greater, the adjusted commission rate shall be 22.0%;

b.	if the ratio of Losses Incurred to Net Premiums Earned is less than 73.0%, but not less than 55.05%, the adjusted commission rate shall be 22.0%, plus 100.0% of the difference in percentage points between 73.0% and the actual ratio of Losses Incurred to Net Premiums Earned;

c.	if the ratio of Losses Incurred to net Premiums Earned is 55.0% or less, the adjusted commission rate shall be 40.0%.

2.	As respects the Second Accounting Period, the following shall apply:

a.	if the ratio of Losses Incurred to Net Premiums Earned is 71.0% or greater, the adjusted commission rate shall be 22.0%;

b.	if the ratio of Losses Incurred to Net Premiums Earned is less than 71.0%, but not less than 55.0%, the adjusted commission rate shall be 22.0%, plus 100.0% of the difference in percentage points between 71.0% and the actual ratio of Losses Incurred to Net Premiums Earned;

c.	if the ratio of Losses Incurred to net Premiums Earned is 55.0% or less, the adjusted commission rate shall be 38.0%.

B.	Within 18 months following the inception of this Contract, and every six months thereafter until all losses under Policies covered hereunder have been settled, the Company shall calculate and report the adjusted commission on Net Premiums Earned for this Contract. Each calculation shall be based on cumulative transactions hereunder from the beginning of this Contract through the date of adjustment. If the adjusted commission on Net Premium Earned as of the date of adjustment is less than commissions previously allowed by the Reinsurer, the Company shall remit the difference to the Reinsurer with its report. If, for any calculation, the adjusted commission on Net Premiums Earned is greater than commissions previously allowed by the Reinsurer on Net Premiums Earned, the Reinsurer shall remit the difference to the Company as promptly as possible after receipt and verification of the Company’s report.

C.	“First Accounting Period” as used herein shall mean the period from December 31, 2013 through March 31, 2014. “Second Accounting Period” as used herein shall mean the period from April 1, 2014 through expiration or termination of this Contract.

Effective: December 31, 2013		DOC: May 22, 2014
U4VT0008 (ACE)	2 of 4	Endorsement No. 2
Effective: December 31, 2013

All other terms and conditions of the Contract shall remain unchanged.

IN WITNESS WHEREOF, the parties hereto have caused this Endorsement to be executed by their duly authorized representative(s) as follows:

this	22nd	day of	May	, in the year	2014	.

AFFIRMATIVE INSURANCE COMPANY

/s/ Michael J. McClure

AUTOMOBILE QUOTA SHARE REINSURANCE CONTRACT

Effective: December 31, 2013		DOC: May 22, 2014
U4VT0008 (ACE)	3 of 4	Endorsement No. 2
Effective: December 31, 2013

And on this	23rd	day of	May	, in the year	2014	.

ACE TEMPEST RE USA, LLC

ON BEHALF OF

ACE AMERICAN INSURANCE COMPANY

/s/ Ace Tempest Re USA, LLC

Market Reference Number:

AFFIRMATIVE INSURANCE COMPANY

AUTOMOBILE QUOTA SHARE REINSURANCE CONTRACT

Effective: December 31, 2013		DOC: May 22, 2014
U4VT0008 (ACE)	4 of 4	Endorsement No. 2
Effective: December 31, 2013

ENDORSEMENT NO. 2

to the

INTERESTS AND LIABILITIES AGREEMENT

Effective: December 31, 2013

(the “Agreement”)

of

SCOR REINSURANCE COMPANY

(the “Subscribing Reinsurer”)

with respect to the

AUTOMOBILE QUOTA SHARE REINSURANCE CONTRACT

Effective: December 31, 2013

(the “Contract”)

issued to

AFFIRMATIVE INSURANCE COMPANY

Burr Ridge, Illinois

(the “Company”)

Addendum No. 2 to the Contract shall form part of the Contract effective December 31, 2013.

Effective December 31, 2013, as respects the Subscribing Reinsurer’s participation in the Contract, the following shall apply:

1.	Paragraph A of Article 2 – Term (as previously amended by Addendum No. 1 and Addendum No. 2 to the Contract) – is amended to read:

A.	This Contract shall take effect on December 31, 2013 and shall remain in effect until July 1, 2014, applying to losses commencing during the term of this Contract.

2.	The following Commission Adjustment shall apply in lieu of Article 12 – Commission Adjustment (as previously amended by the Interests and Liabilities Agreement of the Subscribing Reinsurer, Addendum No. 1 to the Contract, Endorsement No. 1 to the Interests and Liabilities Agreement of the Subscribing Reinsurer):

A.	The provisional commission allowed the Company shall be adjusted in accordance with the provisions set forth herein for each Accounting Period as hereinafter defined.

Effective: December 31, 2013		DOC: May 22, 2014
U4VT0008 (SCOR)	1 of 4	Endorsement No. 2
Effective: December 31, 2013

The adjusted commission rate shall be calculated as follows and be applied to Net Premiums Earned for the Accounting Period under consideration:

1.	As respects the First Accounting Period, the following shall apply:

a.	if the ratio of Losses Incurred to Net Premiums Earned is 73.0% or greater, the adjusted commission rate shall be 22.0%;

b.	if the ratio of Losses Incurred to Net Premiums Earned is less than 73.0%, the adjusted commission rate shall be 22.0%, plus 100.0% of the difference in percentage points between 73.0% and the actual ratio of Losses Incurred to Net Premiums Earned, sliding 1:1 to a maximum ceding commission of 95.0%.

2.	As respects the Second Accounting Period, the following shall apply:

a.	if the ratio of Losses Incurred to Net Premiums Earned is 71.0% or greater, the adjusted commission rate shall be 22.0%;

b.	if the ratio of Losses Incurred to Net Premiums Earned is less than 71.0%, the adjusted commission rate shall be 22.0%, plus 100.0% of the difference in percentage points between 71.0% and the actual ratio of Losses Incurred to Net Premiums Earned, sliding 1:1 to a maximum ceding commission of 93.0%.

B.	Within 18 months following the inception of this Contract, and every six months thereafter until all losses under Policies covered hereunder have been settled, the Company shall calculate and report the adjusted commission on Net Premiums Earned for this Contract. Each calculation shall be based on cumulative transactions hereunder from the beginning of this Contract through the date of adjustment. If the adjusted commission on Net Premium Earned as of the date of adjustment is less than commissions previously allowed by the Reinsurer, the Company shall remit the difference to the Reinsurer with its report. If, for any calculation, the adjusted commission on Net Premiums Earned is greater than commissions previously allowed by the Reinsurer on Net Premiums Earned, the Reinsurer shall remit the difference to the Company as promptly as possible after receipt and verification of the Company’s report.

C.	“First Accounting Period” as used herein shall mean the period from December 31, 2013 through March 31, 2014. “Second Accounting Period” as used herein shall mean the period from April 1, 2014 through expiration or termination of this Contract.

Effective: December 31, 2013		DOC: May 22, 2014
U4VT0008 (SCOR)	2 of 4	Endorsement No. 2
Effective: December 31, 2013

All other terms and conditions of the Contract shall remain unchanged.

IN WITNESS WHEREOF, the parties hereto have caused this Endorsement to be executed by their duly authorized representative(s) as follows:

this	22nd	day of	May	, in the year	2014	.

AFFIRMATIVE INSURANCE COMPANY

/s/ Michael J. McClure

AUTOMOBILE QUOTA SHARE REINSURANCE CONTRACT

Effective: December 31, 2013		DOC: May 22, 2014
U4VT0008 (SCOR)	3 of 4	Endorsement No. 2
Effective: December 31, 2013

And on this	29th	day of	May	, in the year	2014	.

SCOR REINSURANCE COMPANY

/s/ SCOR Reinsurance Company

Market Reference Number: T029045

AFFIRMATIVE INSURANCE COMPANY

AUTOMOBILE QUOTA SHARE REINSURANCE CONTRACT

Effective: December 31, 2013		DOC: May 22, 2014
U4VT0008 (SCOR)	4 of 4	Endorsement No. 2
Effective: December 31, 2013

ENDORSEMENT NO. 2

to the

INTERESTS AND LIABILITIES AGREEMENT

Effective: December 31, 2013

(the “Agreement”)

of

THIRD POINT REINSURANCE COMPANY LTD.

(the “Subscribing Reinsurer”)

with respect to the

AUTOMOBILE QUOTA SHARE REINSURANCE CONTRACT

Effective: December 31, 2013

(the “Contract”)

issued to

AFFIRMATIVE INSURANCE COMPANY

Burr Ridge, Illinois

(the “Company”)

Addendum No. 2 to the Contract shall form part of the Contract effective December 31, 2013.

Effective December 31, 2013, as respects the Subscribing Reinsurer’s participation in the Contract, the following shall apply:

1.	The following Term shall apply in lieu of Article 2 – Term (as previously amended by Addendum No. 1 and Addendum No. 2 to the Contract):

A.	This Contract shall take effect on December 31, 2013 and shall remain in effect until January 1, 2015, applying to losses commencing during the term of this Contract.

B.	At termination or expiration of this Contract, the Reinsurer shall return the ceded unearned premium, net of provisional ceding commission, as of the date of termination, on business in force at that date, and shall be released from liability for losses commencing after termination or expiration. However, in the event the parties agree to terminate this Contract effective July 1, 2014, and further agree that such termination will be on a run-off basis, the Reinsurer shall remain liable for all Policies covered by this Contract that are in force at expiration, until the termination, expiration or renewal of such Policies, whichever occurs first.

Effective: December 31, 2013		DOC: May 22, 2014
U4VT0008 (Third Point)	1 of 4	Endorsement No. 2
Effective: December 31, 2013

2.	The following paragraph C shall apply in lieu of paragraph C of Article 3 – Retention and Limit:

C.	Notwithstanding the above, it is agreed that the losses under Policies subject to Section C hereunder shall not exceed 125.0% of the ceded Gross Net Earned Premium Income as respects Policies subject to Section C for the term of this Contract.

3.	The following Commission Adjustment shall apply in lieu of Article 12 – Commission Adjustment:

A.	The provisional commission allowed the Company shall be adjusted in accordance with the provisions set forth herein for each Accounting Period as hereinafter defined. The adjusted commission rate shall be calculated as follows and be applied to Net Premiums Earned for the Accounting Period under consideration:

1.	As respects the First Accounting Period, the following shall apply:

a.	if the ratio of Losses Incurred to Net Premiums Earned is 73.0% or greater, the adjusted commission rate shall be 22.0%;

b.	if the ratio of Losses Incurred to Net Premiums Earned is less than 73.0%, the adjusted commission rate shall be 22.0%, plus 100.0% of the difference in percentage points between 73.0% and the actual ratio of Losses Incurred to Net Premiums Earned, sliding 1:1 to a maximum ceding commission of 95.0%.

2.	As respects the Second Accounting Period, the following shall apply:

a.	if the ratio of Losses Incurred to Net Premiums Earned is 71.0% or greater, the adjusted commission rate shall be 22.0%;

b.	if the ratio of Losses Incurred to Net Premiums Earned is less than 71.0%, the adjusted commission rate shall be 22.0%, plus 100.0% of the difference in percentage points between 71.0% and the actual ratio of Losses Incurred to Net Premiums Earned, sliding 1:1 to a maximum ceding commission of 93.0%.

B.

Within 18 months following the inception of this Contract, and every six months thereafter until all losses under Policies covered hereunder have been settled, the Company shall calculate and report the adjusted commission on Net Premiums Earned for this Contract. Each calculation shall be based on cumulative transactions hereunder from the beginning of this Contract through the date of adjustment. If the

Effective: December 31, 2013		DOC: May 22, 2014
U4VT0008 (Third Point)	2 of 4	Endorsement No. 2
Effective: December 31, 2013

adjusted commission on Net Premium Earned as of the date of adjustment is less than commissions previously allowed by the Reinsurer, the Company shall remit the difference to the Reinsurer with its report. If, for any calculation, the adjusted commission on Net Premiums Earned is greater than commissions previously allowed by the Reinsurer on Net Premiums Earned, the Reinsurer shall remit the difference to the Company as promptly as possible after receipt and verification of the Company’s report.

C.	“First Accounting Period” as used herein shall mean the period from December 31, 2013 through March 31, 2014. “Second Accounting Period” as used herein shall mean the period from April 1, 2014 through July 1, 2014 or such earlier expiration or termination of this Contract.

All other terms and conditions of the Contract shall remain unchanged.

IN WITNESS WHEREOF, the parties hereto have caused this Endorsement to be executed by their duly authorized representative(s) as follows:

this	22nd	day of	May	, in the year	2014	.

AFFIRMATIVE INSURANCE COMPANY

/s/ Michael J. McClure

AUTOMOBILE QUOTA SHARE REINSURANCE CONTRACT

Effective: December 31, 2013		DOC: May 22, 2014
U4VT0008 (Third Point)	3 of 4	Endorsement No. 2
Effective: December 31, 2013

And on this	22nd	day of	May	, in the year	2014	.

THIRD POINT REINSURANCE COMPANY LTD.

/s/ Third Point Reinsurance Company Ltd.

Market Reference Number:

AFFIRMATIVE INSURANCE COMPANY

AUTOMOBILE QUOTA SHARE REINSURANCE CONTRACT

Effective: December 31, 2013		DOC: May 22, 2014
U4VT0008 (Third Point)	4 of 4	Endorsement No. 2
Effective: December 31, 2013

ENDORSEMENT NO. 2

to the

INTERESTS AND LIABILITIES AGREEMENT

Effective: December 31, 2013

(the “Agreement”)

of

TOKIO MILLENNIUM RE AG

(the “Subscribing Reinsurer”)

with respect to the

AUTOMOBILE QUOTA SHARE REINSURANCE CONTRACT

Effective: December 31, 2013

(the “Contract”)

issued to

AFFIRMATIVE INSURANCE COMPANY

Burr Ridge, Illinois

(the “Company”)

Addendum No. 2 to the Contract shall form part of the Contract effective December 31, 2013.

Effective December 31, 2013, as respects the Subscribing Reinsurer’s participation in the Contract, the following shall apply:

1.	Paragraph A of Article 2 – Term (as previously amended by Addendum No. 1 to the Contract) – is amended to read:

A.	This Contract shall take effect on December 31, 2013 and shall remain in effect until July 1, 2014, applying to losses commencing during the term of this Contract.

2.	The following Commission Adjustment shall apply in lieu of Article 12 – Commission Adjustment:

A.	The provisional commission allowed the Company shall be adjusted in accordance with the provisions set forth herein for each Accounting Period as hereinafter defined. The adjusted commission rate shall be calculated as follows and be applied to Net Premiums Earned for the Accounting Period under consideration:

Effective: December 31, 2013		DOC: May 22, 2014
U4VT0008 (Tokio Millenn)	1 of 4	Endorsement No. 2
Effective: December 31, 2013

1.	As respects the First Accounting Period, the following shall apply:

a.	if the ratio of Losses Incurred to Net Premiums Earned is 73.0% or greater, the adjusted commission rate shall be 22.0%;

b.	if the ratio of Losses Incurred to Net Premiums Earned is less than 73.0%, the adjusted commission rate shall be 22.0%, plus 100.0% of the difference in percentage points between 73.0% and the actual ratio of Losses Incurred to Net Premiums Earned, sliding 1:1 to a maximum ceding commission of 95.0%.

2.	As respects the Second Accounting Period, the following shall apply:

a.	if the ratio of Losses Incurred to Net Premiums Earned is 69.0% or greater, the adjusted commission rate shall be 22.0%;

b.	if the ratio of Losses Incurred to Net Premiums Earned is less than 69.0%, the adjusted commission rate shall be 22.0%, plus 100.0% of the difference in percentage points between 69.0% and the actual ratio of Losses Incurred to Net Premiums Earned, sliding 1:1 to a maximum ceding commission of 91.0%.

B.	Within 18 months following the inception of this Contract, and every six months thereafter until all losses under Policies covered hereunder have been settled, the Company shall calculate and report the adjusted commission on Net Premiums Earned for this Contract. Each calculation shall be based on cumulative transactions hereunder from the beginning of this Contract through the date of adjustment. If the adjusted commission on Net Premium Earned as of the date of adjustment is less than commissions previously allowed by the Reinsurer, the Company shall remit the difference to the Reinsurer with its report. If, for any calculation, the adjusted commission on Net Premiums Earned is greater than commissions previously allowed by the Reinsurer on Net Premiums Earned, the Reinsurer shall remit the difference to the Company as promptly as possible after receipt and verification of the Company’s report.

C.	“First Accounting Period” as used herein shall mean the period from December 31, 2013 through March 31, 2014. “Second Accounting Period” as used herein shall mean the period from April 1, 2014 through expiration or termination of this Contract.

Effective: December 31, 2013		DOC: May 22, 2014
U4VT0008 (Tokio Millenn)	2 of 4	Endorsement No. 2
Effective: December 31, 2013

All other terms and conditions of the Contract shall remain unchanged.

IN WITNESS WHEREOF, the parties hereto have caused this Endorsement to be executed by their duly authorized representative(s) as follows:

this	22nd	day of	May	, in the year	2014	.

AFFIRMATIVE INSURANCE COMPANY

/s/ Michael J. McClure

AUTOMOBILE QUOTA SHARE REINSURANCE CONTRACT

Effective: December 31, 2013		DOC: May 22, 2014
U4VT0008 (Tokio Millenn)	3 of 4	Endorsement No. 2
Effective: December 31, 2013

And on this	5th	day of	June	, in the year	2014	.

TOKIO MILLENNIUM RE AG, BERMUDA BRANCH

/s/ Tokio Millennium Re AG

Market Reference Number: 560053-13

AFFIRMATIVE INSURANCE COMPANY

AUTOMOBILE QUOTA SHARE REINSURANCE CONTRACT

Effective: December 31, 2013		DOC: May 22, 2014
U4VT0008 (Tokio Millenn)	4 of 4	Endorsement No. 2
Effective: December 31, 2013